EXECUTION VERSION

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO LOAN AGREEMENT AND SECURITY AGREEMENT (this “Amendment”) is made as of March 27, 2020, by and among REDFINNOW BORROWER LLC (the “Borrower”), REDFINNOW PLEDGOR LLC (solely with respect to Sections 3(e) and 3(f) below) (the “Pledgor” and collectively with the Borrower, the “Loan Parties”), REDFIN CORPORATION (solely with respect to Section 3(f) below), (“Guarantor”, and together with the Loan Parties, the “Relevant Parties”), the Lenders (as defined below) party hereto and GOLDMAN SACHS BANK USA, as Administrative Agent (the “Administrative Agent”), under that certain Loan and Security Agreement dated as of July 26, 2019, by and among the Borrower, the Lenders party thereto from time to time (collectively, the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
RECITALS
WHEREAS, the parties hereto wish that certain amendments be made to the Loan Agreement and the parties hereto have agreed to make such amendments to the Loan Agreement, on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the continued performance by the Loan Parties of their respective promises and obligations under the Loan Agreement and the other Facility Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Pledgor (solely with respect to Sections 3(e) and 3(f) below), the Guarantor (solely with respect to Section 3(f) below), the Lenders party hereto and the Administrative Agent hereby agree as follows:
AGREEMENT
1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement shall be and hereby is amended as set forth in the changes attached as Exhibit A to this Agreement, with text marked in blue double underline indicating additions to the Loan Agreement and with text marked in ~~red strikethrough~~ indicating deletions to the Loan Agreement.
2.    Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be effective as of the date first written above upon the satisfaction of the conditions precedent set forth below:
(a)    Loan Documents. The Administrative Agent shall have received fully executed copies of this Amendment.
(b)    Representations and Warranties. Each representation or warranty by the Borrowers and their respective Affiliates contained in this Amendment and in the Loan Agreement as modified hereby or in any other Loan Document shall be true and correct in all material respects (without duplication of any materiality qualifier contained herein or therein) as of the date of such Borrower’s execution and delivery hereof or thereof as though made on and as of such date, unless any such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(c)    No Default. No Default or Event of Default shall have occurred and be continuing.
(d)    Other Documents and Information. The Borrowers shall have delivered to the Agent such other documents, certificates, resolutions, instruments and agreements as the Agent deems reasonably necessary in connection with the transactions contemplated hereby.
3.    Miscellaneous.
(a)    Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
(c)    Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)    Complete Agreement; Conflict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.
(e)    Representations, Warranties and Covenants.
(i)    The Borrower hereby represents and warrants that this Amendment and the Loan Agreement as modified by this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and requirements of reasonableness, good-faith and fair dealing.
(ii)    The Borrower hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance under the Loan Agreement as modified by this Amendment, have been duly authorized by all necessary action and: (i) will not contravene the Borrower’s Governing Documents, (ii) will not result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over the Borrower or any of the Borrower’s properties or assets, (iii) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under the terms of any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, management agreement or other agreement or instrument to which the Borrower is a party or to, which the Borrower’s property or assets is subject, that could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect and (iv) except for Liens permitted under the Facility Documents, will not result in or require the creation or imposition of any Lien upon or with respect to any of the assets of the Borrower.
(iii)    The Borrower hereby represents and warrants that as of the date hereof, (a) no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or an event that but for notice or lapse of time or both would constitute an Event of Default and (b) no change, occurrence, or development exists that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(f)    Reaffirmation, Ratification and Acknowledgment; Reservation. Each Relevant Party on behalf of itself and no other Person hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Facility Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Facility Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Relevant Party with respect to any subsequent modifications to the Loan Agreement or the other Facility Documents. Each of the Loan Agreement (as amended hereby) and the other Facility Documents shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall constitute a Facility Document for purposes of the Loan Agreement.
(g)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS).
(h)    Effect. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby and each reference in the other Facility Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as modified hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.
(i)    No Novation or Amendment. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Administrative Agent or any Lender under the Loan Agreement or any other Facility Document, (ii) constitute a waiver of any provision in the Loan Agreement or in any of the other Facility Documents or of any Default or Event of Default that may have occurred and be continuing or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Facility Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(j)    Lender and Administrative Agent Representations. Each of the Lender and the Administrative Agent hereby represents and warrants that it has the full power and authority to enter into and perform its obligations under this Amendment, has duly authorized the execution, delivery and performance of this Amendment and has duly executed and delivered this Amendment.

*****

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

REDFINNOW BORROWER LLC, a
Delaware limited liability company
By: /s/ Chris Nielsen
Name: Chris Nielsen
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Loan and Security Agreement

PLEDGOR:

REDFINNOW PLEDGOR LLC, a
Delaware limited liability company
By: /s/ Chris Nielsen
Name: Chris Nielsen
Title: Authorized Signatory
GUARANTOR:

REDFIN CORPORATION, a Delaware corporation
By: /s/ Chris Nielsen
Name: Chris Nielsen
Title: Chief Financial Officer

Signature Page to Amendment No. 2 to Loan and Security Agreement

GOLDMAN SACHS BANK USA, as Lender and Administrative Agent

By:    /s/ Bryan Holt
Name: Bryan Holt
Title: Authorized Person

Signature Page to Amendment No. 2 to Loan and Security Agreement

EXHIBIT A
Changes to Loan Agreement

[Please see attached.]

Section 1.Definitions. As used herein, the following terms shall have the following meanings.
“Advance Confirmation” shall have the meaning set forth in Section 2(f)(iv).
“Pricing Margin” shall, with respect to any Advance, have the meaning set forth (i) in the Pricing Side Letter or (ii) if different, in the Advance Confirmation relating to such Advance.
Section 2.Facility.
(a)    Conditions Precedent to Each Advance.
(v)     Advance Request. (1) The Borrower shall have delivered to the Administrative Agent (a) an Advance Request with respect to such Advance and (b) an Asset Schedule with respect to such Advance, in each case in accordance with the procedures set forth in Section 2(f) (including all deliverables required to be included therewith as specified in Section 2(f)), and (2) the Borrower shall have confirmed in writing (which may be via email) its agreement to the Pricing Margin specified in the related Advance Confirmation;
(b)    Initiation.
(ii)     Each (A) Advance Request shall be delivered to the Administrative Agent and Diligence Agent at least five (5) Business Days prior to the requested Funding Date (or such other date as is mutually agreed to in writing by the Borrower and the Administrative Agent) and shall include a Property Valuation Report with respect to each Property identified in such Advance Request and (B) Advance Confirmation shall be delivered or issued by the Administrative Agent no later than 11:00 a.m. (New York time) on the requested Funding Date for such Advance
(iv)    With respect to any Advance, subject to the satisfaction or waiver by the Administrative Agent on behalf of the Lenders of the conditions set forth in Section 2(e), the Administrative Agent, on behalf of the Lenders, shall confirm ~~(which~~ the terms of the proposed Advance prior to the requested Funding Date and such confirmation by the Administrative Agent of the proposed Advance shall be deemed to be the Administrative Agent’s and the Lenders’ acceptance of the terms of the proposed Advance set forth in the applicable Advance Request, including the Pricing Margin set forth in any Advance Confirmation (as defined below). Such confirmation may ~~be~~(i) be in writing, including via email ~~or~~(each such confirmation, an “Advance Confirmation”) or (ii) evidenced by the applicable Lender’s funding (if any) of the proposed Advance, which ~~funding~~, in either case, shall be deemed to be such Lender’s and the Administrative Agent’s (A) confirmation of the terms of the proposed Advance set forth in the applicable Advance Request and (B) waiver of the representations and warranties contained in Schedule 1 with respect to the applicable Property described in the related Advance Request, solely to the extent Appendix II attached to the applicable Advance Request expressly requests such waiver and identifies the specific representations and warranties with respect to which such waiver applies~~) the terms of the proposed Advance prior to the requested Funding Date and such~~

~~confirmation by the Administrative Agent of the proposed Advance shall be deemed to be the Administrative Agent’s and the Lenders’ acceptance of the terms of the proposed Advance set forth in the applicable Advance Request;~~. In the case of any Advance Confirmation, such Advance Confirmation shall specify the Pricing Margin applicable to such Advance; provided that if no Pricing Margin is so specified, the Pricing Margin shall be as specified in clause (i) of the definition of “Pricing Margin”);
(v)    Lenders’ approval of the funding of an Advance shall be evidenced only by the Administrative Agent’s confirmation pursuant to this Section 2(f) of such Advance. For the avoidance of doubt, the Lenders shall not (A) be deemed to have approved a Property or Advance Request by virtue of any other agreement with respect to such Property or Advance Request, or (B) be obligated to make an Advance notwithstanding an Advance Request executed by the Borrower unless and until (x) all applicable conditions precedent in Section 2(e) have been satisfied or waived by the Administrative Agent on behalf of the Lenders and (y) the Borrower shall have responded in writing (which may be via email) to confirm its acceptance the Pricing Margin specified in any Advance Confirmation

(vi)    Each (A) Advance Request and (B) Advance Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Advance covered thereby. If terms in an Advance Request are inconsistent with terms in this Agreement with respect to a particular Advance and the Administrative Agent has confirmed such Advance or the Lenders have made such Advance in accordance with the terms of this Agreement, the Advance Request shall control notwithstanding any such inconsistent terms in this Agreement; provided that notwithstanding anything to the contrary contained herein, any representation or warranty with respect to a Financed Property shall only be waived to the extent expressly set forth in the related Advance Request; and